Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Edward M. Weil, Jr., President of the Realty Capital Income Funds Trust (the “Trust”), certify that:

1.	The N-CSR of the Trust for the period ended September 30, 2016 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust as of, and for, the periods presented in the Report.

By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
President, Trustee and Chairman of the Board

Date:	December 08, 2016

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO GEMINI FUND SERVICES, LLC AND WILL BE RETAINED BY GEMINI FUND SERVICES, LLC AND FURNISHED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Gerard Scarpati, Treasurer of the Realty Capital Income Funds Trust (the “Trust”), certify that:

1.	The N-CSR of the Trust for the period ended September 30, 2016 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust as of, and for, the periods presented in the Report.

By:	/s/ Gerard Scarpati
Gerard Scarpati
Treasurer

Date:	December 08, 2016

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO GEMINI FUND SERVICES, LLC AND WILL BE RETAINED BY GEMINI FUND SERVICES, LLC AND FURNISHED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.